Filed Pursuant to Rule 497(e)

Securities Act File No. 333-141093

Investment Company Act File No. 811-22026

Gabelli SRI Fund, Inc. (the “Fund”)

Supplement dated October 14, 2026, to the Fund’s Statutory Prospectus,
Summary Prospectus, and Statement of Additional Information dated April 30, 2026

This supplement amends certain information in the Prospectus (the “Prospectus”), Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated April 30, 2026, of the Fund. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

After careful consideration, Gabelli Funds, LLC, the Fund’s investment adviser, recommended, and the Board of Directors of Gabelli SRI, Fund, Inc. has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. The Fund will liquidate on or around December 18, 2026 (the “Liquidation Date”).

After the close of business on October 14, 2026, the Fund will no longer sell shares to new investors or existing stockholders (except through reinvested dividends). Prior to the Liquidation Date, investors may continue to redeem shares of the Fund in the manner described in the Fund’s Prospectus.

Under the Plan of Liquidation, the Fund will wind up its business and affairs and will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. On or promptly after the Liquidation Date, stockholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Prior to the Liquidation Date, if necessary, the Fund will declare and pay to its stockholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the Liquidation Date. Distribution of liquidation proceeds, if any, to Fund stockholders generally will result in a taxable event for stockholders, depending on their individual circumstances. Stockholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

In anticipation of the liquidation of the Fund, the Fund’s investment adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

If you would like additional information, please call 800-GABELLI (800-422-3554).

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE